

DYADIC®

2021 BIO CEO & Investor Digital Conference

Dyadic Thermophilic Filamentous Fungus (C1-cells) Recombinant Glycoprotein Antigen Vaccines, Antibodies & Other Therapeutic Protein Product Production Platform

February 15, 2021

Safe Harbor Regarding Forward-looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including those regarding Dyadic's expectations, intentions, strategies and beliefs pertaining to future events or future financial performance. Actual events or results may differ materially from those in the forward-looking statements as a result of various important factors, including those described in Dyadic's most recent filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this presentation, which are based on information available to us on the date hereof. Dyadic assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. For a more complete description of the risks that could cause our actual results to differ from our current expectations, please see the section entitled "Risk Factors" in Dyadic's annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, as such factors may be updated from time to time in Dyadic's periodic filings with the SEC, which are accessible on the SEC's website and at www.dyadic.com

Dyadic At A Glance

Solid Financial Position with Compelling Wholly Owned Products and Partnerships

Applying Dyadic's proprietary & patented C1-cell chromosomal gene expression and recombinant protein production platform to multi-billion-dollar global human and animal health vaccine, antibody and other therapeutic protein product opportunities.

The C1 platform has demonstrated the versatility to efficiently produce large quantities of more affordable vaccines, antibodies, enzymes and other protein-based products.

Enables rapid genetic engineering and commercial scalability typically resulting in more cost-effective large-scale manufacturing than traditional protein production technologies.

Value Creation Through Technology Licensing, Co-Development Partnering and Wholly Owned Product Development

Market Capitalization	$186.6 million (as of 02/12/2021)
Cash & Investment-grade securities, including accrued interest	$30.5 million (as of 9/30/2020)
Shares Outstanding	~ 27.5 million (as of11/11/2020)
Debt and Warrants	None
Insider Ownership	~30%
2019 R&D Revenue	$1.7 million

NASDAQ
DYAI

HEADQUARTERS
Jupiter, Florida

HISTORY
Founded In 1979

RESEARCH LOCATIONS
Finland, Spain, US & Others

C1 is ideally suited to help meet the global demand for multivalent vaccines & multi antibody cocktails

Dyadic C1 SARS-Cov-2 Vaccine & mAb Programs Ongoing

Nine programs globally


North America
South America
Africa
(including Middle East)
Australia

- Building a more efficient biomanufacturing platform to serve a global population more affordably
- Opportunistic participation in product development of vaccines, biotherapeutics for infectious, oncology, & autoimmune diseases
- Novel synthetic biology tools for developing diagnostic, prophylactic, and therapeutic products
- Biopharma industry-leading global commercial, government & academic strategic collaborations

DYADIC

Investment Highlights

Solid Financial Position with $30.5 million in cash and investment securities, no debt[1]
Top Tier Global Partners and Wholly Owned Programs

Versatile Platform	Broadly applicable to subunit vaccines, therapeutics, enzymes and other peptide, protein and glycoprotein based products using standard production facilities
Strong Competitive Advantage & IP Position	Robust scientific data demonstrating high productivity, stability, and purity for a growing number of therapeutic and vaccine relevant protein classes. DuPont Grant back of former Dyadic patents & five provisional/patent applications
Global Business Development	Emphasis on large and growing addressable global human and animal health markets, many shots on goal.
Global Strategic Partnerships	Well-established, global biological R&D organizations, top-tier human and animal health pharmaceutical companies, as well as governmental and private agencies
Experienced Leadership	Highly experienced and energized professional management team and world-class Board of Directors & Advisors

DYADIC

(1) As of September 30, 2020

Addressable C1 Market Opportunities

Global and Growing End Market Opportunities

Recombinant Subunit Vaccines and Therapeutic Proteins for Animal health

Global Market size – $11.3 Billion by 2025[1]

New Biologics MAbs, Bispecifics, Fc-Fusions

Global Market size – $319 Billion by 2021[2]

Other

Growth Factors, Diagnostics, Metabolites, Reagents, Biocatalysts…..



Vaccines and Therapeutics for environmental (pandemics) and other biological threats, including COVID-19

Recombinant Glycoprotein & Other Antigen Vaccines for Human Health

Global Market size – $58.4 Billion by 2024[4]

Biosimilars/Biobetters/Other Biologics

Global Market size – $69 Billion by 2025[3]

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[1] Source: https://tinyurl.com/y544yxg7. [2] Source: https://tinyurl.com/yyurkcml [3] Source: https://tinyurl.com/yxtfsm6y [4] Source: https://tinyurl.com/y2gg78ss

2021 Dyadic Focus

Build On 2020 Scientific Data, BD Success & Momentum

Towards first phase I clinical study with C1-RBD antigen against the Covid-19 pandemic

Leverage the success in developing C1 antigens against SARS-CoV-2 and animal viruses for ZAPI to expand the rVaccine pipeline for Human and Animal Health

Continue to strengthen and expand scientific & leadership capabilities to execute world-class Business Development & Leverage Strategic collaborations for C1-Biologics

- Advance C1 science to continue to expand C1's use across additional vaccine & drug classes
- Advance internal & external animal & human health pre-clinical trials
- Move C1 into cGMP manufacturing to produce clinical trial grade material
- Initiate internal & external animal & human health clinical trials

2021 Dyadic Focus - Continue

SARS-CoV-2	Continue to prepare for our potential Human Phase 1 Clinical Trial using a Dyadic owned C1-cell manufactured SARS-CoV-2 Receptor Binding Domain (RBD) recombinant antigen vaccine product candidate Demonstrate Safety & Efficacy (POC) In Humans Expanding the RBD antigens portfolios to quickly respond against SARS-CoV-2 variants Anticipate a Phase 1 Human Clinical Trial in the EU with a C1-cell manufactured SARS-CoV-2 monoclonal antibody
Animal Health Programs	Continue to advance commercial recombinant antigen vaccine product candidate(s) into animal trials with global animal health company(s) Generate additional safety & efficacy data within ZAPI for the C1 produced SBV & RVFV recombinant antigen vaccines
Human Biopharmaceutical Programs	Continue to advance immunotherapeutic monoclonal antibody with top tier biopharmaceutical company with registrational potential in oncology Continue to advance immunotherapeutic bispecific monoclonal antibody with top tier biopharmaceutical company with registrational potential in autoimmune disease Part of the glycoengineering effort we are using Nivolumab (Opdivo®) as a potential biosimilar MAb product candidate

IIBR Strategic Collaboration Helped To Position Dyadic to Enter Human Clinical Trials

Israel Institute for Biological Research (IIBR) Demonstrated C1-cell produced SARS-CoV-2 Receptor Binding Domain (RBD) Can Be Manufactured In Large Quantities, At Low Cost, Which Neutralizes the COVID-19 Virus

Israel Institute for Biological Research (IIBR)

Collaboration initiated in January 2018 to further advance the C1 expression platform for the development and manufacture of recombinant vaccines and neutralizing agents comprising targeted antigens and monoclonal antibodies to combat emerging diseases and threats.

- IIBR Fc-fusion enzyme manufactured protein product using C1-cells successfully provides key chemical-counter-measure products against WMD toxin human nerve agents, including Sarin nerve gas and VX nerve gas.

February 25, 2020, Dyadic expanded C1 collaboration with IIBR to combat emerging COVID-19 pandemic.

- Dyadic engineered C1-cell line containing the SARS-CoV-2-Spike protein RBD recombinant antigen vaccine candidate for the IIBR's use in developing a SARS-CoV-2 RBD Recombinant Vaccine Candidate.
- IIBR mice trial data demonstrated that **C1-cell produced SARS-CoV-2-RBD Antigen (C1-RBD) generated high levels of Antibody-binding and neutralization**

COVID-19 Strategic collaboration with the IIBR – Dyadic / C1 positioned to play important role in combating pandemics. Transgenic mice expressing human ACE-2 were vaccinated with the C1-RBD were challenged with live SARS-CoV-2 virus. **IIBR transgenic mice expressing human ACE-2 challenge data expected in Q1**

Phase I with C1-cell SARS-CoV-2 RBD Recombinant Vaccine in 2021

Initiate cGMP manufacturing, conducting toxicology, initiating and completion of an anticipated Human Phase 1 Clinical Trial Of a C1 produced SARS-CoV-2 vaccine candidate. Prove Safety & Efficacy In Humans

DYADIC

Developed the C1-RBD protein based rVaccine

Universiteit Utrecht

Development of MonoValent RBD characterization/evaluation,

Erasmus MC

Collaboration on preclinical evaluation of the vaccine candidates in small animal

parexel

Support with regulatory & CMC consultation towards accelerated licensure

Bio-Technology General (Israel) a Ferring Company

BTG

cGMP manufacturing of Toxicology & Clinical Trial Material

CRO

Coordination of clinical trials for anti-viral vaccines

SARS-CoV-2 (Infectious Disease) Strategy For Global Populations

TetraValent Recombinant Variant Antigen SARS-CoV-2 Vaccine Product Candidates

Four critical Variant RBDs in preparation for C1-cell manufacturing of **Dyadic-4TVA™ Antigen-encoded SARS-CoV-2 vaccine candidate**


Gene synthesis
1 week
Plasmid construction
3 weeks
Strain construction and re-isolation for monoclonality
1 week
MTP ferm, DSP and analytics & RCB generation
2 weeks
1-30 l scale fermentation from RCB, DSP and analytics
Sending samples for evaluation, animal studies
cGMP grade strain and process characterization, MCB

MonoValent & MultiValent Recombinant Variant mAb SARS-CoV-2 Product Candidates

- We have executed an MTA with top tier pharmaceutical company to perform a fully funded research & evaluation of a C1 produced SARS-CoV-2 monoclonal antibody
- We anticipate entering into a collaboration with former ZAPI EU scientists and other parties to express one or more SARS-CoV-2 monoclonal antibodies with the objective leading to a Phase 1 Human Clinical Trial of a single mAb or a cocktail of more than one mAb expressed from C1-cells.

ZAPI success leads to fully funded collaborations with several leading global animal & human health companies and governmental agencies

EU Government ZAPI Collaboration Further Positions C1 Products For Potential Human Clinical Trials

Zoonoses Anticipation Preparedness Initiative (ZAPI)

- 2015 – 2021 €20M research and development program sponsored by the EU.
- ZAPI brought together experts in human and animal health to create new platforms and technologies that will facilitate a fast, coordinated, and practical response to new infectious diseases as soon as they emerge.
- SchmallenBerg Virus SBV antigen produced from C1-cells more stable & produced at ~300 times greater levels than the SBV antigen produced from Insect-cells (baculovirus)
- SBV Antigen produced from C1-cell was shown to be safe/effective with full protection against virus challenge in Cattle/Mice.
- ZAPI to fund additional animal trials in 2021 with both SBV Vaccine & Rift Valley Fever Virus (RVFV) produced from C1
- ZAPI success leads to fully funded collaborations with several leading global animal & human health companies and governmental agencies

ZAPI Stakeholders Virtual Web Meeting on February 4-5, 2021. "Dyadic and its C1-cell line far exceeded our (ZAPI) initial expectations at the start of the program, turning in record antigen productivity for both the SBV (Schmallenburg Virus) and RVFV (Rift Valley Fever Virus) antigens." (ZAPI project coordinator) **COVID-19 Strategic collaboration with ZAPI scientists - C1 positioned to play important role in combating pandemics**

Platform R&D / Technology Transfer

- **Glyco-Protein Engineering of C1-cells:** Advance Dyadic's Nivolumab (Opdivo®) Biosimilar MAbAs Proof of Concept for Production of mAbs
- **Protease Engineering (i.e., protease deletions) of C1-cells**
- **SARS-CoV-2, Influenza other Infectious Disease Pathogens**
- **Growth Factors (Funded By Turtle Tree Scientific)**
- **Fully Funded POC Protein Expression Programs**

Technology Transfer Progress

2020 conducted Tech-Transfer of C1 into a number of organizations including CDMO's and Pharmaceutical companies including WuXi Biologics.

2021 completed first engineering run, and recently initiated second engineering run with the objective to produce Dyadic's SARS-Cov-2 Recombinant Antigen under cGMP in support of planned Phase 1 clinical trial and the development of additional MonoValent and TetraValent Recombinant Variant Antigen SARS-CoV-2 Vaccine Product Candidates.

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Human Biopharmaceutical Programs - Nivolumab (Opdivo®) a Biosimilar mAb Candidate

Anti-Cancer mAb, (i.e., Anti-PD-1 IgG) Are Compelling High Value mAb Product Opportunities For Fungal C1-Cell Manufacturing

Nivolumab (Opdivo®) manufactured by Bristol Myers Squibb, is an immunotherapeutic biologic Mab drug for human metastatic cancers, including melanoma, lung & other cancers

- Opdivo priced at $12,500 per month or about $150,000 per year of treatment
- Goal of program is to express Nivolumab (MAb) with a glycoprotein structure similar to Nivolumab produced in CHO cells
- Dyadic has glycoengineered mAb producing C1-cell lines with G0 levels of about 95% and G2 of about 76% as part of its glycoengineering program for glycoprotein Immunoglobulin G (IgG) monoclonal antibodies
- Further C1-cell engineering & manufacturing mAb process development ongoing
- **Important Proof Of Concept in successfully manufacturing Optivo mAb biosimilar or biobetter product, C1-cell manufacturing tech applicable to several very high value therapeutic or preventative monoclonal antibodies**


C1 strain
Nivolumab (mAb)
G0
G0F
G2
G2F

Global Sales Example for Anti-PD-1 MAb ImmunoTherapeutic Oncology Product

$8.0 B[1]

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(1) Trefis team Analyst Opdivo Estimate for 2023

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C1-CELL HIGH VALUE RECOMBINANT PROTEIN PRODUCTION PLATFORMS COMPETITIVE ADVANTAGES

Filamentous Fungus C1-Cell High Level Protein Production

High Purities & Exceptional Yields/Stabilities with Scalable Benefits for Protein Based Product Manufacturing

C1-cells are thermophilic filamentous fungi with highly desirable growth and manufacturing properties

- C1 initially developed to produce large quantities of low-cost enzymes for textiles, biofuels, pulp and paper, food cellulases, etc. at very large industrial scales, up to 500,000 liters
- Multiple genetically engineered C1-cell lines with differentiating highly desirable properties, including reduced protease activity and desirable glycan structures



- Proven low cost, high-yield and purity, scalable, robust system with improved manufacturing and downstream benefits
- C1-cells received Generally Recognized As Safe (GRAS) certification from US FDA in 2009. Regulatory friendly, low-cost completely defined synthetic media
- C1-cell chromosomal genome sequenced, annotated & full sets of genetic tools for gene engineering C1-cell strains
- C1 manufactured SARS-CoV-2 antigen vaccine candidate in late pre-clinical development including toxicology & cGMP production for anticipated use in a Phase 1 clinical trial

C1-Cell Recombinant Protein Products With Competitive Advantages

Robust Recombinant Protein Production Platform Offers Competitive Advantages Over Existing Techs

Purities
- High retention of target secreted protein(s) or other C1-cell bioproduct(s) through downstream processing
- No viral or endotoxins

Productivity
- Robust & versatile C1-cell growth conditions
- High yields of C1-cell secreted protein and other products
- Low viscosity [unique morphologies]

Robustness
- Scales ranging from laboratory microtiter plates, shaker flasks, single use and/or stainless-steel bioreactors

Speeds
- Develop stable C1-cell lines in ~7 weeks producing recombinant proteins at grams/liter
- C1-cell production savings of ~30 days over CHO-cell production costs with very expensive media
- Manufacturing ~ 3-4 batches of mAbs at the same time it takes to make 1 batch using CHO-cells

Costs
- High yields and rapid manufacturing cycle times reduce C1 production costs and significantly reduce manufacturing footprint

C1-Cell Recombinant Protein Production Broadly Applied For Biologics

C1-Cells Enable Commercial Manufacture Of Rapid, Cost-Effective, High Value, Safe, Effective Protein Products

High Yields and Purities Demonstrated for Therapeutic Monoclonal Antibodies (mAbs) and Vaccine Antigen GlycoProteins[1]

Fc-Fusion Products	mAb Products	Fab (Certolizumab) Product	Tri-specific Products
15.3 g/l [1]	24.5 g/l [1]	14.5 g/l [1]	6.12 g/l[1]
168 Hours	168 Hours	164 Hours	144 Hours
2.58 g/l/day	3.1 g/l/day	2.1 g/l/day	1.02 g/l/day

High Productivity for Recombinant Protein Antigen Classes Routinely Used in Vaccines

Influenza HemAgglutinin (HA) Products	Coronavirus Antigen (S-RBD) Products	Virus-Like Particle (VLP) Products
413 mg/l [1]	3,500 mg/l[1]	2,200 mg/l[1]
137 Hours	96 Hours	110 Hours
72 mg/l/day	875 mg/l/day	500 mg/l/day

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1. Data from non-glycoengineered C1-cells using different protease deficient C1-cells

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RETURNS ON INVESTMENTS FROM FOCUSED BUSINESS DEVELOPMENT

Business Development Strategy

External development programs help advance C1 recombinant protein platform and fund R&D initiatives

Co-Development /Technology Licensing

Allows Dyadic to develop and advance C1 recombinant protein tech at low cost to Company

Big Pharmas
Funded proof of concept collaborations for specific therapeutic products
Potential for UP-front access fees, milestones and royalty payments

Small & Medium Biotech's
Potential for equity, milestones and royalty payments

Grants & Contracts
Governmental and agency grants and contracts

Internal Dyadic Product Development

Dyadic funds high value product candidate programs where C1 recombinant gene expression overcomes barriers of existing platforms with meaningful technological or commercial impacts

Glycoengineering
- Advance Nivolumab (Opdivo®) Biosimilar MAb
- As Proof of Concept for Production of mAbs

Protease deletion and engineering

SARS-CoV-2. Influenza other Infectious Diseases

Metabolites

Investment Highlights

Solid Financial Position with $30.5 million in cash and investment securities, no debt[1]
Top Tier Global Partners and Wholly Owned Programs

Versatile Platform	Broadly applicable to subunit vaccines, therapeutics, enzymes and other peptide, protein and glycoprotein based products using standard production facilities
Strong Competitive Advantage & IP Position	Robust scientific data demonstrating high productivity, stability, and purity for a growing number of therapeutic and vaccine relevant protein classes. DuPont Grant back of former Dyadic patents & five provisional/patent applications
Global Business Development	Emphasis on large and growing addressable global human and animal health markets, many shots on goal.
Global Strategic Partnerships	Well-established, global biological R&D organizations, top-tier human and animal health pharmaceutical companies, as well as governmental and private agencies
Experienced Leadership	Highly experienced and energized professional management team and world-class Board of Directors & Advisors

DYADIC

(1) As of September 30, 2020

Management & Directors With Track Record Of Success/Value Creation

Highly Energized Professional Management Team with Deep Industry Expertise & Products In Market
Active Board with Decades of Relevant Experience in Biomanufacturing



Mark Emalfarb
Founder, CEO
Serial Entrepreneur, Inventor 25+ U.S. and foreign biotechnology patents, filamentous fugal enzyme product commercialization



Ronen Tchelet
CSO
20+ years in BioPharmaceutical Industry & Recombinant Product Commercialization



Ping Rawson
CFO
20+ years of finance, accounting & product experience



Matthew Jones
CCO
20+ years life professional management, business development and leadership of biopharma products

Dr. Arin Bose
Board Member
34 years bioprocess development and clinical manufacturing

Dr. Barry Buckland
Board Member
29 years R&D leadership | US National Academy of Engineering

Michael Tarnok
Board Member - Chairman
Seasoned pharma industry finance and operational executive

Patrick Lucy
Board Member
20 plus years of bioprocess biotech and business development

Global Need For Rapid, Safe, Scalable Vaccine Antigen & Antibody Manufacturing

Unmet Med Needs

SARS-CoV-2 pandemic highlights unmet needs for rapid MonoValent, DiValent, Trivalent or MultiValent Antigen Vaccine(s), Antibodies and other Therapeutic Recombinant Proteins; not only safe and effective, but also high scale-up, straight-forward tech transfer to rapidly and cost-effectively meet global needs for several billions of doses of affordable vaccines prime, boost & other biologic products

Aims & Milestones

Developed affordable, scalable, safe and protective multivalent vaccine, monoclonal antibody, and other therapeutic recombinant protein and enzyme production; applications for high value products preventing and combating infectious agents and for other inflammatory, metabolic, neoplastic, degenerative and other diseases, including COVID-19, to allow for fair and equitable global access.

Global Strategies

Fungal C1–cell recombinant protein production system for variety of SARS-CoV-2 Antigen Vaccines, including Variant Antigens and Other Infectious Disease Antigen Vaccines, Immunotherapeutic Antibodies and other therapeutic protein candidates. Goal is to develop low-cost biologics that can be rapidly tech transferred to multiple manufacturing locations and produced at flexible commercial scales to meet global demands.

C1-Cell Manufacture SARS-CoV-2 Global Recombinant Vaccine & Monoclonal Antibody Strategic Programs

Nine development programs carried out globally; Additional Programs Under Discussion



Asia
1 Program
2 Programs
4 Programs
1 Program
North America
1 Program
India
South America
Africa
& Middle East
Australia

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Dyadic International Summary & Vision

- To accelerate the adoption & use of C1-Cells to speed the development, lower the cost, improve the performance while providing the necessary quantities of vaccines & drugs to a global population more affordably.
- Strategy to deliver thermophilic filamentous fungus C1-cell produced recombinant protein antigen vaccine(s) safely, effectively & affordably to billions of people globally
- Expand infectious disease franchise to include bacterial, fungal, parasitic pathogens
- Plan to advance immunobiologic Vac & MAb candidates into human clinical trials
- Extend C1-cell recombinant glycoprotein manufacturing technology into new disease areas, including autoimmunity, degeneration, inflammation, metabolism, oncology
- Expand global Dyadic International product capabilities and small or large scaled manufacturing footprints in North & South America, Europe, Africa, Asia and India
- Continue to hire highly experienced, intelligent, creative, ethical professionals
- Continue to build reputation for global manufacturing, business development, strategic partnering and commercialization of Dyadic franchise products, including with potential Dyadic spin-out companies

Contact: memalfarb@dyadic.com


North America
South America
Africa
(including Middle East)
India
Australia